UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At an annual meeting of stockholders held on November 7, 2025 (the “Annual Meeting”), the stockholders of Xtant Medical Holdings, Inc. (the “Company”) approved an amendment to the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (the “Plan Amendment”) to increase the number of shares of common stock available under the plan by 12,300,000 shares. The Plan Amendment became effective immediately upon approval of the Company’s stockholders.

The full text and a description of the Plan Amendment can be found in “Proposal Three—Approval of Amendment to Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan” in the Company’s definitive proxy statement for the Company’s Annual Meeting filed with the SEC on September 15, 2025 (the “2025 Proxy Statement”), which description is incorporated herein by this reference. The Xtant Medical Holdings, Inc. Amended and Restated 2023 Equity Incentive Plan, incorporating the Plan Amendment, is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held an Annual Meeting on November 7, 2025. As of the close of business on September 9, 2025, the record date for the Annual Meeting, there were 140,000,485 shares of the Company’s common stock, par value $0.000001 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote. Stockholders holding an aggregate of 96,880,348 shares of Common Stock entitled to vote at the Annual Meeting, representing 69.2% of the outstanding shares of Common Stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s 2025 Proxy Statement. The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal One -	Election of Directors. The six nominees proposed by the Company’s Board of Directors were elected to serve as directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
John K. Bakewell	79,851,059	24,367	17,004,922
Jonn R. Beeson	79,082,909	792,517	17,004,922
Sean E. Browne	79,800,645	74,781	17,004,922
Abhinav Jain	79,088,635	786,791	17,004,922
Tyler P. Lipschultz	79,097,247	778,179	17,004,922
Stavros G. Vizirgianakis	79,069,956	805,470	17,004,922

Proposal Two -	Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 by the following final voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,526,904	49,410	304,034	0

Proposal Three -	Approval of Amendment to Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan. The Company’s stockholders approved an amendment to the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan to increase the number of shares of common stock available under the plan by 12,300,000 shares by the following final voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,660,909	820,250	394,267	17,004,922

Proposal Four -	Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s executive officers named in the 2025 Proxy Statement by the following final voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,660,452	819,267	395,707	17,004,922

Proposal Five -	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. A frequency of every one year for future advisory votes on executive compensation was approved, on an advisory basis, by the Company’s stockholders by the following final voting results:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
78,742,507	1,081,191	38,382	13,346	17,004,922

Consistent with the advisory vote on Proposal Five - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, the Company’s Board of Directors determined that the Company will conduct an executive compensation advisory vote, or say-on-pay vote, every one year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Xtant Medical Holdings, Inc. Amended and Restated 2023 Equity Incentive Plan (effective November 7, 2025) (filed herewith)
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

		By:	/s/ Scott Neils
Scott Neils
Chief Financial Officer

Date:	November 10, 2025